Rule 497(e)

File Nos. 333-79865

811-09371

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

of

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

SUPPLEMENT DATED NOVEMBER 10, 2008 TO THE

PROSPECTUS DATED MAY 1, 2008

The information in this Supplement updates and amends certain information contained in the Prospectus dated May 1, 2008.  You should read this Supplement along with the Prospectus.

On Page 3, under the heading DEFINITIONS – Contract Date, the first sentence is deleted and replaced with: “The date the Company issues the Contract, which is within two Business Days from the date the Company receives a properly completed application and the initial premium at the Administrative Office.”

On Page 15, under the heading DESCRIPTION OF ANNUITY CONTRACT – Issuance of a Contract, the second sentence and the parenthetical following the second sentence in the first paragraph are deleted and replaced with: “Your Contract Date will be within two Business Days from the date we receive your properly completed application and initial premium at our Administrative Office.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus,

dated May 1, 2008. This Supplement should be retained for future reference.